UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2021

Onex Falcon Direct Lending BDC Fund

(Exact name of Registrant as specified in its charter)

Delaware	000-56341	86-3687484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Custom House Street, 10th Floor Boston, MA		02110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code): (616) 412-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 4, 2021, Onex Falcon Direct Lending BDC SPV, LLC (“Onex Falcon Direct Lending BDC SPV” or the “Borrower”), a direct wholly-owned subsidiary of the Onex Falcon Direct Lending BDC Fund (the “Fund”), as borrower, and the Fund, solely in its capacities as equity holder and collateral manager, entered into a Loan and Servicing Agreement (the “Loan and Servicing Agreement”) with Société Générale, as agent and lender and U.S. Bank National Association as collateral agent and collateral custodian. In connection with the Loan and Servicing Agreement, the Fund, as seller and Onex Falcon Direct Lending BDC SPV, as purchaser also entered into a Sale and Contribution Agreement, dated as of October 4, 2021.

The Loan and Servicing Agreement created a revolving loan facility in the maximum principal amount of $100 million to advance funds to Borrower for general corporate purposes, including the acquisition of “Collateral Obligations” and payment of dividends and distributions to the Fund. The “Obligations” are secured by the certain collateral and the loans are subject to a borrowing base. The obligation of the lender to make revolving loans to Onex Falcon Direct Lending BDC SPV under the Loan and Servicing Agreement terminates on October 4, 2024, and all amounts borrowed under the Loan and Servicing Agreement must be repaid by October 2, 2026. On December 27, 2021, the Borrower entered into Amendment No. 1 to Loan and Servicing Agreement with Société Générale to increase the borrowing capacity thereunder by $100 million to a total of $200 million.

Terms used in the foregoing paragraphs have the meanings set forth in the Loan and Servicing Agreement (as amended). The description above is only a summary of the material provisions of the Facility and does not purport to be complete and is qualified in its entirety by reference to the provisions in such Facility, which is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description

10.1	Amendment No. 1 to Loan and Servicing Agreement, dated as of October 4, 2021, by and among, Onex Falcon Direct Lending BDC SPV, LLC, as Borrower, Onex Falcon Direct Lending BDC Fund, as equity holder and collateral manager, Société Générale, as agent and lender and U.S. Bank National Association as collateral agent and collateral custodian.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEX FALCON DIRECT LENDING BDC FUND

Date: April 7, 2022	By:	/s/ Steven Gutman
	Name:	Steven Gutman
	Title:	Secretary and General Counsel